UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: January 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

January 31, 2012

Semi-Annual Repor t

Legg Mason

Western Asset

Strategic Income

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Strategic Income Fund

Fund objective

The Fund seeks high current income.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Western Asset Strategic Income Fund for the six-month reporting period ended January 31, 2012. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

Special shareholder notice

Effective March 16, 2012, the portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Fund are Stephen A. Walsh, Carl L. Eichstaedt, Mark S. Lindbloom, Michael C. Buchanan, Keith J. Gardner and Christopher Orndorff. Messrs. Walsh, Eichstaedt and Lindbloom have been portfolio managers for the Fund since 2006. Messrs. Buchanan and Gardner have been portfolio managers for the Fund since 2007. Mr. Orndorff has been a portfolio manager for the Fund since March 2012. These portfolio managers work together with a broader investment management team.

Messrs. Walsh, Eichstaedt, Lindbloom, Buchanan and Gardner have been employed by Western Asset Management Company (“Western Asset”) in the capacity of portfolio managers for more than five years. Mr. Orndorff has been employed by Western Asset in the capacity of portfolio

Legg Mason Western Asset Strategic Income Fund	III

manager since 2010. Prior to joining Western Asset, Mr. Orndorff held the position of Managing Principal and Executive Committee Member at Payden & Rygel for over nineteen years.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 16, 2012

IV	Legg Mason Western Asset Strategic Income Fund

Investment commentary

Economic review

Economic growth in the U.S. accelerated over the six months ended January 31, 2012. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 0.4% and 1.3% in the first and second quarters of 2011, respectively. Third quarter GDP growth then rose to 1.8%. The economy then gathered further momentum late in 2011, as the Commerce Department’s second estimate for fourth quarter GDP growth was 3.0% — the fastest pace since the second quarter of 2010. This was attributed, in part, to higher consumer spending, which rose 2.1% in the fourth quarter, versus 1.7% and 0.7% gains in the third and second quarters, respectively.

Two factors holding back the economy were the weak job market and continued strains in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 9.1%. Unemployment stayed at or above 9.0% over the next two months before declining to 8.9% in October. Unemployment then fell to 8.7% in November, 8.5% in December and 8.3% in January 2012, the latter being the lowest rate since February 2009. The housing market showed some encouraging signs, although home prices still appear to be searching for a bottom. Looking back, existing-home sales moved somewhat higher in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then fluctuated, but increased during three of the last four months of the period. In addition, the period ended with the lowest inventory of unsold homes since March 2005. However, existing-home prices remained weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $154,700 in January 2012, down 2% from January 2011.

After experiencing a soft patch in the summer of 2011, the manufacturing sector expanded at a stronger pace as the reporting period progressed. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in July 2011, it had a reading of 50.9 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then fell to 50.6 in August 2011, its lowest reading in two years. However, the manufacturing sector gathered momentum late in the period and ended January 2012 at 54.1, its highest reading since June 2011.

Legg Mason Western Asset Strategic Income Fund	V

Investment commentary (cont’d)

Market review

Q. Did Treasury yields trend higher or lower during the six months ended January 31, 2012?

A. Both short- and long-term Treasury yields fluctuated but, overall, moved lower. When the period began, two- and ten-year Treasury yields were 0.36% and 2.82%, respectively. While two-year Treasury yields edged up to 0.38% at the beginning of the reporting period, this proved to be the peak for ten-year Treasury yields during the period. Yields then generally declined due to disappointing economic data and increased risk aversion. During the height of the flight to quality in September 2011, two-year Treasuries hit their low for the reporting period of 0.16% and ten-year Treasuries reached their reporting period trough of 1.72%. While they moved somewhat higher from that point, Treasury yields remained relatively low from a historical perspective. When the reporting period ended on January 31, 2012, two-year Treasury yields were 0.22% and ten-year Treasury yields were 1.83%.

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). At its meeting in December, the Fed potentially opened the door to another round of quantitative easing in 2012, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.” Finally, in January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.”

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of heightened volatility during the period. Risk aversion was often elevated during the first two months of the period given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the downgrading of U.S. government securities by Standard & Poor’s. Risk appetite returned in October due to some better-than-expected economic data and signs of progress in Europe. While another flight to quality occurred in November due to renewed fears regarding the European sovereign debt crisis, risk appetite returned over the last two months of the period as the U.S. economy gained further traction. For the six months ended January 31, 2012, the Barclays Capital U.S. Aggregate Indexv returned 4.25%.

Q. How did the high-yield market perform over the six months ended January 31, 2012?

A. The U.S. high-yield bond market generated a modest gain during the reporting period. The asset class fell sharply during the first two months of the period given concerns regarding the economy and the European sovereign debt crisis. With risk aversion elevated, the high-yield market, measured by the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexvi, fell 4.02% and 3.29% in August and September, respectively. The market then rallied

VI	Legg Mason Western Asset Strategic Income Fund

sharply in October, rising 6.00%, as risk appetite returned. The high-yield market again weakened in November due to the escalating European sovereign debt crisis. However, it rallied during the last two months of the period as risk appetite returned. All told, the high-yield market gained 1.84% for the six months ended January 31, 2012.

Q. How did the emerging market debt asset class perform over the reporting period?

A: Despite periods of volatility, the asset class generated a positive return for the six-month reporting period. In general, emerging market debt was supported by solid growth in developing countries and overall solid demand. These factors more than offset periods of weakness triggered by concerns regarding interest rate hikes in China, geopolitical issues and decelerating growth in many developed countries. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 3.03% over the six months ended January 31, 2012.

Performance review

For the six months ended January 31, 2012, Class A shares of Legg Mason Western Asset Strategic Income Fund, excluding sales charges, returned 2.63%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Aggregate Index, returned 4.25% for the same period. The Lipper Multi-Sector Income Funds Category Average1 returned 1.34% over the same time frame.

Performance Snapshot as of January 31, 2012 (unaudited)
(excluding sales charges)	6 months
Legg Mason Western Asset Strategic Income Fund:
Class A	2.63%
Class B2	2.23%
Class C	2.32%
Class I	2.73%
Barclays Capital U.S. Aggregate Index	4.25%
Lipper Multi-Sector Income Funds Category Average	1.34%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended January 31, 2012 for Class A, Class B, Class C and Class I shares were 3.35%, 2.77%, 3.05% and 3.72%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 210 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

Legg Mason Western Asset Strategic Income Fund	VII

Investment commentary (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated December 1, 2011, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I shares were 1.11%, 1.81%, 1.58% and 0.90%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 29, 2012

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. In addition, the Fund invests in high-yield securities. These issues are lower-rated and inherently more risky than higher-rated fixed-income securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of January 31, 2012 and July 31, 2011 and does not include derivatives such as written options, futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.01%.

2	Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2011 and held for the six months ended January 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.63%	$1,000.00	$1,026.30	1.12%	$5.70	Class A	5.00%	$1,000.00	$1,019.51	1.12%	$5.69
Class B	2.23	1,000.00	1,022.30	1.94	9.86	Class B	5.00	1,000.00	1,015.38	1.94	9.83
Class C	2.32	1,000.00	1,023.20	1.59	8.09	Class C	5.00	1,000.00	1,017.14	1.59	8.06
Class I	2.73	1,000.00	1,027.30	0.92	4.69	Class I	5.00	1,000.00	1,020.51	0.92	4.67

[1]	For the six months ended January 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — January 31, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
BC U.S. AI	— Barclays Capital U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA Strategic	— Legg Mason Western Asset Strategic Income Fund
MBS	— Mortgage-Backed Securities
Muni	— Municipal

4	Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — January 31, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
BC U.S. AI	— Barclays Capital U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA Strategic	— Legg Mason Western Asset Strategic Income Fund
MBS	— Mortgage-Backed Securities
Muni	— Municipal

Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report	5

Schedule of investments (unaudited)

January 31, 2012

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 46.7%
Consumer Discretionary — 5.1%
Automobiles — 0.1%
Daimler Finance NA LLC, Senior Notes	2.625%	9/15/16	590,000	$593,548	(a)
Diversified Consumer Services — 0.1%
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	670,000	619,750
Hotels, Restaurants & Leisure — 1.3%
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	660,000	539,550
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	770,000	838,337
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	7.625%	1/15/16	530,000	559,150
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	531,115	456,759	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	244,000	241,560	(a)
Mandalay Resort Group, Senior Subordinated Debentures	7.625%	7/15/13	585,000	596,700
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	185,000	211,825
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	440,000	502,700
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	1,240,000	1,171,800	(a)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	7.125%	8/15/14	75,000	50,625
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	75,000	50,625
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	600,000	652,500
Snoqualmie Entertainment Authority, Senior Secured Notes	4.179%	2/1/14	165,000	148,500	(a)(b)
Total Hotels, Restaurants & Leisure				6,020,631
Media — 3.4%
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	540,528	625,661
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	1,000,000	1,045,000
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	210,000	153,825	(a)
Comcast Cable Communications Holdings Inc., Senior Notes	9.455%	11/15/22	270,000	390,557
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	140,000	182,512
Comcast Corp., Notes	6.500%	1/15/15	580,000	665,313
Comcast Corp., Notes	5.875%	2/15/18	20,000	23,555
Comcast Corp., Senior Notes	5.700%	5/15/18	920,000	1,080,460
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	970,000	1,047,600	(a)

See Notes to Financial Statements.

6	Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2012

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
DISH DBS Corp., Senior Notes	7.875%	9/1/19	590,000	$682,925
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	1,520,000	1,675,800
Interpublic Group of Cos. Inc., Senior Notes	10.000%	7/15/17	220,000	252,725
News America Inc., Senior Notes	6.650%	11/15/37	80,000	96,426
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	100,000	115,250
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	930,000	1,040,437
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	420,000	522,715
Time Warner Cable Inc., Senior Notes	3.500%	2/1/15	2,030,000	2,150,105
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	850,000	890,740
Time Warner Cable Inc., Senior Notes	5.250%	9/1/41	110,000	119,250
Time Warner Inc., Senior Notes	7.625%	4/15/31	615,000	807,701
Time Warner Inc., Senior Notes	6.250%	3/29/41	50,000	60,725
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	700,000	700,000	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	1,300,000	1,358,500	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	185,000	202,113	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	150,000	153,750	(a)
Total Media				16,043,645
Textiles, Apparel & Luxury Goods — 0.2%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	605,000	666,256
Total Consumer Discretionary				23,943,830
Consumer Staples — 2.2%
Beverages — 0.7%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	1,240,000	1,443,623
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	650,000	749,682
Pernod-Ricard SA, Senior Notes	2.950%	1/15/17	240,000	244,592	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	910,000	952,538	(a)
Total Beverages				3,390,435
Food & Staples Retailing — 0.5%
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	316,940	334,617
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	967,698	1,029,641
Kroger Co., Senior Notes	6.400%	8/15/17	60,000	72,242
Kroger Co., Senior Notes	6.150%	1/15/20	90,000	110,068
Safeway Inc., Senior Notes	4.750%	12/1/21	660,000	690,088
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	220,000	271,713
Total Food & Staples Retailing				2,508,369
Food Products — 0.3%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	1,110,000	1,298,470

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report	7

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Tobacco — 0.7%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,200,000	$1,173,000
Altria Group Inc., Senior Notes	4.750%	5/5/21	1,310,000	1,451,665
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	640,000	654,861
Total Tobacco				3,279,526
Total Consumer Staples				10,476,800
Energy — 10.4%
Energy Equipment & Services — 1.5%
Baker Hughes Inc., Senior Notes	3.200%	8/15/21	550,000	573,964	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	1,500,000	1,500,000
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	1,435,000	1,504,956
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	680,000	686,800
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,230,000	1,266,900
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,000,000	1,065,000
SESI LLC, Senior Notes	7.125%	12/15/21	540,000	587,250	(a)
Total Energy Equipment & Services				7,184,870
Oil, Gas & Consumable Fuels — 8.9%
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	120,000	142,108
Arch Coal Inc., Senior Notes	7.000%	6/15/19	580,000	584,350	(a)
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	190,000	217,075
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	680,000	721,638
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	70,000	74,151
Chesapeake Energy Corp., Senior Notes	6.875%	8/15/18	90,000	92,925
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	1,116,000	1,127,160
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	310,000	320,850
Concho Resources Inc., Senior Notes	6.500%	1/15/22	1,509,000	1,629,720
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	505,000	696,268
CONSOL Energy Inc., Senior Notes	6.375%	3/1/21	2,110,000	2,094,175	(a)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	375,975	293,261	(a)(c)(d)
Devon Energy Corp., Debentures	7.950%	4/15/32	450,000	651,846
Devon Energy Corp., Senior Notes	5.600%	7/15/41	230,000	274,715
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	259,000	269,082
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	4,463,000	5,265,108
Enterprise Products Operating LLC, Senior Notes	4.050%	2/15/22	1,180,000	1,221,455
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	470,000	523,618
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	670,000	724,278	(b)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	600,000	525,000

See Notes to Financial Statements.

8	Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2012

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Hess Corp., Notes	7.300%	8/15/31	370,000	$491,786
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,480,000	1,801,472
Kerr-McGee Corp., Notes	7.875%	9/15/31	70,000	91,354
Kinder Morgan Energy Partners LP, Senior Notes	7.125%	3/15/12	25,000	25,174
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	325,000	343,975
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	20,000	22,877
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	500,000	538,750
Noble Energy Inc., Senior Notes	4.150%	12/15/21	940,000	979,445
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	470,000	494,150
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,000,000	722,500
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	1,550,000	1,635,250
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	1,626,000	1,841,445
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	400,000	411,554
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	170,000	190,934
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	517,000	556,568
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	600,000	652,500
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	470,000	141,000	(a)(e)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	195,000	220,350
QEP Resources Inc., Senior Notes	6.875%	3/1/21	1,650,000	1,794,375
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,435,000	1,539,037
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	3,390,000	3,729,000
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	1,973,000	2,130,840
Shell International Finance BV, Senior Notes	4.375%	3/25/20	920,000	1,087,313
Teekay Corp., Senior Notes	8.500%	1/15/20	650,000	653,250
Tennessee Gas Pipeline Co., Debentures	7.625%	4/1/37	10,000	12,056
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	650,000	697,125
Williams Cos. Inc., Notes	7.875%	9/1/21	299,000	378,434
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	120,000	159,010
WPX Energy Inc., Senior Notes	6.000%	1/15/22	1,020,000	1,021,275	(a)
Total Oil, Gas & Consumable Fuels				41,811,582
Total Energy				48,996,452
Financials — 11.5%
Capital Markets — 1.5%
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	40,000	40,059
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	150,000	151,906
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	240,000	247,255

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report	9

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Capital Markets — continued
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	30,000		$31,141
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	210,000		220,285
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	2,710,000		2,753,645
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	160,000		160,128
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	100,000		102,510
Morgan Stanley, Medium-Term Notes	1.015%	10/18/16	650,000		562,983	(b)
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	1,905,000		1,936,413
UBS AG, Senior Notes	2.250%	1/28/14	250,000		248,681
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	480,000		494,466
Total Capital Markets					6,949,472
Commercial Banks — 4.2%
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	1,100,000		1,091,727
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	1,981,145		1,983,621
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	500,000		520,944	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	1,670,000		1,720,745
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,250,000		1,031,250	(a)(b)(f)
Glitnir Banki HF, Notes	6.330%	7/28/11	1,070,000		275,525	(a)(e)(g)(h)
Glitnir Banki HF, Notes	6.375%	9/25/12	780,000		200,850	(a)(e)(g)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	200,000		0	(a)(d)(e)(f)(g)(i)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	2,270,000		0	(a)(d)(e)(g)(i)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	460,000		17,250	(a)(e)(g)(h)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	320,000		326,533	(a)
Lloyds TSB Bank PLC, Senior Notes	2.800%	4/2/12	710,000		712,342	(a)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	490,000		525,067
Nordea Bank AB, Senior Notes	4.875%	1/27/20	860,000		900,271	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	970,000		916,341	(a)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	1,230,000		1,266,233	(a)(b)(f)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	110,000		85,800	(b)(f)
Royal Bank of Scotland PLC, Senior Notes	7.250%	3/10/14	2,330,000	AUD	2,462,793
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	200,000		202,598
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	700,000		666,907	(a)
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	4,280,000		4,601,214
Wells Fargo & Co.	4.600%	4/1/21	100,000		110,044
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	100,000		101,250
Total Commercial Banks					19,719,305

See Notes to Financial Statements.

10	Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2012

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Finance — 1.2%
American Express Co., Subordinated Debentures	6.800%	9/1/66	1,590,000	$1,611,862	(b)
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	2,140,000	2,538,402
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	40,000	41,628
SLM Corp., Medium-Term Notes	8.000%	3/25/20	1,260,000	1,345,050
Springleaf Finance Corp., Senior Notes	6.900%	12/15/17	120,000	93,600
Total Consumer Finance				5,630,542
Diversified Financial Services — 4.2%
Bank of America Corp., Senior Notes	4.500%	4/1/15	2,870,000	2,914,379
Bank of America Corp., Senior Notes	6.500%	8/1/16	140,000	149,426
Bank of America Corp., Senior Notes	5.000%	5/13/21	540,000	529,404
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	800,000	785,404
Citigroup Inc., Senior Notes	5.500%	10/15/14	780,000	839,764
Citigroup Inc., Senior Notes	6.010%	1/15/15	990,000	1,076,118
Citigroup Inc., Senior Notes	5.375%	8/9/20	20,000	21,213
Citigroup Inc., Senior Notes	6.875%	3/5/38	1,250,000	1,473,889
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	80,000	77,434
Emeralds, Notes	5.593%	8/4/20	209,934	155,708	(a)(b)(d)(e)(g)
General Electric Capital Corp., Notes	5.300%	2/11/21	100,000	108,981
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	150,000	159,653
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,970,000	2,162,075
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	3,000,000	2,944,002
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,000,000	1,070,000
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	100,000	102,201
JPMorgan Chase & Co., Subordinated Notes	6.625%	3/15/12	700,000	705,225
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	1,760,000	1,878,853
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	1,360,000	1,459,488
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	890,000	925,730	(b)(f)
Total Diversified Financial Services				19,538,947
Insurance — 0.3%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	260,000	271,781
American International Group Inc., Senior Notes	6.400%	12/15/20	170,000	185,226
ING Capital Funding Trust III, Junior Subordinated Bonds	4.179%	3/31/12	220,000	176,781	(b)(f)
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	630,000	832,604	(a)
Total Insurance				1,466,392

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report	11

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Thrifts & Mortgage Finance — 0.1%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	600,000	$604,266
Total Financials				53,908,924
Health Care — 1.5%
Biotechnology — 0.0%
Grifols Inc., Senior Notes	8.250%	2/1/18	130,000	143,325
Health Care Equipment & Supplies — 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	400,000	457,001
Health Care Providers & Services — 0.9%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	140,000	145,950
HCA Inc., Debentures	7.500%	11/15/95	70,000	54,075
HCA Inc., Senior Notes	5.750%	3/15/14	69,000	71,674
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	1,000,000	1,136,250
UnitedHealth Group Inc., Senior Notes	3.375%	11/15/21	790,000	832,577
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	135,000	139,725	(c)
US Oncology Inc. Escrow	—	—	545,000	8,175	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	1,000,000	1,052,500
WellPoint Inc., Senior Notes	3.700%	8/15/21	890,000	945,438
Total Health Care Providers & Services				4,386,364
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	190,000	203,313
Pharmaceuticals — 0.4%
Aristotle Holding Inc., Senior Notes	3.500%	11/15/16	1,570,000	1,616,285	(a)
Total Health Care				6,806,288
Industrials — 4.2%
Aerospace & Defense — 0.5%
Boeing Co., Senior Notes	4.875%	2/15/20	630,000	753,520
Triumph Group Inc., Senior Notes	8.625%	7/15/18	700,000	784,000
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	950,000	954,750	(a)
Total Aerospace & Defense				2,492,270
Airlines — 1.3%
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	697,476	707,938
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	2,540,000	2,552,700	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	710,000	745,500	(a)
Delta Air Lines Inc., Pass-Through Certificates, 2002-1	6.417%	7/2/12	1,310,000	1,326,375
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	380,033	381,933
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	127,000	135,890	(a)
Total Airlines				5,850,336

See Notes to Financial Statements.

12	Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2012

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Building Products — 0.2%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	169,000	$136,890	(a)(g)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	750,000	808,125	(a)
Total Building Products				945,015
Commercial Services & Supplies — 0.3%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	850,000	794,750	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	280,000	326,200	(a)
Waste Management Inc.	7.375%	5/15/29	170,000	217,841
Total Commercial Services & Supplies				1,338,791
Machinery — 0.3%
Caterpillar Inc., Senior Notes	3.900%	5/27/21	370,000	411,861
Dematic SA, Senior Secured Notes	8.750%	5/1/16	1,050,000	1,065,750	(a)
Total Machinery				1,477,611
Road & Rail — 1.5%
Florida East Coast Railway Corp., Senior Secured Notes	8.125%	2/1/17	1,000,000	1,005,000
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	319,000	373,230
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	515,000	577,444
Kansas City Southern de Mexico SA de CV, Senior Notes	6.125%	6/15/21	610,000	661,850
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	1,640,000	1,746,600
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	2,522,000	2,818,335
Total Road & Rail				7,182,459
Transportation — 0.1%
CMA CGM, Senior Notes	8.500%	4/15/17	500,000	227,500	(a)
Total Industrials				19,513,982
Information Technology — 1.0%
Electronic Equipment, Instruments & Components — 0.2%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	1,000,000	1,122,500	(a)
IT Services — 0.6%
First Data Corp., Senior Secured Notes	7.375%	6/15/19	2,790,000	2,796,975	(a)
Semiconductors & Semiconductor Equipment — 0.2%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	500,000	548,750	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	213,000	227,377
Total Semiconductors & Semiconductor Equipment				776,127
Total Information Technology				4,695,602
Materials — 3.2%
Chemicals — 0.4%
CF Industries Inc., Senior Notes	7.125%	5/1/20	50,000	60,000

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report	13

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Chemicals — continued
Ecolab Inc., Senior Notes	4.350%	12/8/21	160,000	$176,726
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	688,757	757,633
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	150,000	174,349
Solutia Inc., Senior Notes	7.875%	3/15/20	680,000	802,400
Total Chemicals				1,971,108
Containers & Packaging — 0.6%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,000,000	1,025,000	(a)
Ball Corp., Senior Notes	6.750%	9/15/20	470,000	521,700
Ball Corp., Senior Notes	5.750%	5/15/21	650,000	702,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	7.125%	4/15/19	250,000	263,750	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	6.875%	2/15/21	490,000	513,275	(a)
Total Containers & Packaging				3,025,725
Metals & Mining — 1.8%
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	570,000	705,304
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	240,000	264,701
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	760,000	959,926
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	420,000	441,651
FMG Resources (August 2006), Senior Notes	6.375%	2/1/16	80,000	81,600	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	2,500,000	1,771,875	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	300,000	336,750
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	810,000	844,060
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	1,000,000	1,050,883
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	210,000	230,484
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	30,000	32,236
Steel Dynamics Inc., Senior Notes	7.750%	4/15/16	70,000	73,500
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	420,000	467,250
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	28,000	33,023
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	34,000	39,100
Vale Overseas Ltd., Notes	6.875%	11/21/36	950,000	1,121,663
Total Metals & Mining				8,454,006
Paper & Forest Products — 0.4%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	1,137,000	1,028,985
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	710,000	465,050	(e)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	240,000	134,400
Total Paper & Forest Products				1,628,435
Total Materials				15,079,274

See Notes to Financial Statements.

14	Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2012

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Telecommunication Services — 3.3%
Diversified Telecommunication Services — 2.3%
AT&T Inc., Global Notes	5.500%	2/1/18	600,000	$712,258
AT&T Inc., Senior Notes	4.450%	5/15/21	240,000	269,060
AT&T Inc., Senior Notes	3.875%	8/15/21	170,000	182,852
AT&T Inc., Senior Notes	5.350%	9/1/40	280,000	312,861
AT&T Inc., Senior Notes	5.550%	8/15/41	130,000	151,120
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	70,000	56,350
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	500,000	521,250	(a)
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	510,000	575,070
EH Holding Corp., Senior Notes	7.625%	6/15/21	950,000	1,007,000	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	240,000	254,100	(a)
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	1,161,000	1,221,952
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	2,000,000	2,125,000
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	236,000	243,080
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	120,000	123,254
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	190,000	185,686
Verizon Communications Inc., Senior Notes	3.500%	11/1/21	310,000	324,902
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	100,000	105,120	(a)
West Corp., Senior Notes	8.625%	10/1/18	700,000	738,500
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,494,041	1,163,963	(a)(c)
Windstream Corp., Senior Notes	7.500%	4/1/23	720,000	748,800
Total Diversified Telecommunication Services				11,022,178
Wireless Telecommunication Services — 1.0%
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	680,000	768,881
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	70,000	52,237
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	4,435,000	3,747,575
Total Wireless Telecommunication Services				4,568,693
Total Telecommunication Services				15,590,871
Utilities — 4.3%
Electric Utilities — 1.7%
Duke Energy Carolinas LLC, Secured Bonds	5.300%	2/15/40	300,000	369,156
Duke Energy Corp., Senior Notes	5.625%	11/30/12	1,000,000	1,041,334
Exelon Corp., Bonds	5.625%	6/15/35	1,680,000	1,864,496
FirstEnergy Corp., Notes	7.375%	11/15/31	3,085,000	3,982,316
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	540,000	681,464
Total Electric Utilities				7,938,766

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report	15

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power Producers & Energy Traders — 2.6%
AES Corp., Senior Notes	7.750%	10/15/15	590,000	$651,950
AES Corp., Senior Notes	8.000%	10/15/17	720,000	811,800
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	1,980,000	2,143,350	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,820,000	1,961,050	(a)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	950,000	641,250
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	2,909,000	3,148,993
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	2,708,538	2,762,709
Total Independent Power Producers & Energy Traders				12,121,102
Total Utilities				20,059,868
Total Corporate Bonds & Notes (Cost — $217,233,147)				219,071,891
Asset-Backed Securities — 4.0%
ACE Securities Corp., 2006-GP1 A	0.406%	2/25/31	632,651	507,180	(b)
ACE Securities Corp., 2006-SL2 A	0.616%	1/25/36	695,897	42,063	(b)
Amortizing Residential Collateral Trust, 2002-BC6 M2	2.076%	8/25/32	637,754	271,861	(b)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2003-HE2 M2	3.135%	4/15/33	520,525	390,604	(b)
Avis Budget Rental Car Funding AESOP II LLC, 2010-3A A	4.640%	5/20/16	390,000	421,672	(a)
Avis Budget Rental Car Funding AESOP II LLC, 2010-5A A	3.150%	3/20/17	170,000	173,667	(a)
Countrywide Asset-Backed Certificates, 2004-5 M4	1.526%	6/25/34	1,380,821	444,743	(b)
Countrywide Home Equity Loan Trust, 2002-F A	0.635%	11/15/28	6,366	6,073	(b)
Education Funding Capital Trust, 2003-3 A6	1.785%	12/15/42	400,000	368,000	(b)(d)
First Horizon ABS Trust, 2006-HE1 A	0.436%	10/25/34	624,378	396,985	(b)
Green Tree Financial Corp., 1997-6 A8	7.070%	1/15/29	68,199	73,975
Greenpoint Manufactured Housing, 1999-2 A2	3.781%	3/18/29	475,000	366,267	(b)
Greenpoint Manufactured Housing, 1999-3 2A2	3.785%	6/19/29	250,000	190,079	(b)
Greenpoint Manufactured Housing, 1999-4 A2	3.787%	2/20/30	250,000	181,056	(b)
Greenpoint Manufactured Housing, 2000-6 A3	2.292%	11/22/31	325,000	270,646	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.776%	2/20/32	400,000	303,898	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.790%	3/13/32	550,000	415,746	(b)
GSAA Home Equity Trust, 2007-7 A4	0.546%	7/25/37	2,690,000	1,673,703	(b)
GSAMP Trust, 2006-S2 A2	0.376%	1/25/36	292,141	26,170	(b)
GSAMP Trust, 2006-S4 A1	0.366%	5/25/36	968,172	103,950	(b)
GSRPM Mortgage Loan Trust, 2006-1 A1	0.576%	3/25/35	432,314	337,374	(a)(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	700,000	768,059	(a)
Indymac Home Equity Loan Asset-Backed Trust, 2006-H1 A	0.446%	4/25/36	380,074	92,997	(b)

See Notes to Financial Statements.

16	Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2012

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Indymac Seconds Asset Backed Trust, 2006-A A	0.406%	6/25/36	3,616,140	$452,580	(b)
Iowa Student Loan Liquidity Corp., 2011-1 A	1.822%	6/25/42	500,000	472,410	(b)
Keycorp Student Loan Trust, 2003-A 1A2	0.820%	10/25/32	924,962	864,712	(b)
Mid-State Trust, 6 A1	7.340%	7/1/35	340,060	354,945
Nelnet Student Loan Trust, 2005-4 A4R2	1.067%	3/22/32	4,300,000	3,440,000	(b)(d)
Origen Manufactured Housing, 2006-A A2	3.783%	10/15/37	2,200,000	1,199,000	(b)
Origen Manufactured Housing, 2007-A A2	3.783%	4/15/37	2,121,047	1,166,576	(b)
Provident Bank Home Equity Loan Trust, 1999-3 A3	1.056%	1/25/31	58,835	25,668	(b)
RAAC Series, 2006-RP2 A	0.526%	2/25/37	1,658,937	1,199,751	(a)(b)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.401%	8/25/33	221,148	127,867	(b)
SACO I Trust, 2006-4 A1	0.616%	3/25/36	272,834	123,982	(b)
SACO I Trust, 2006-6 A	0.536%	6/25/36	1,258,921	505,637	(b)
Sail Net Interest Margin Notes, 2003-3 A	7.750%	4/27/33	106,424	1	(a)(e)(g)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	208,430	2	(a)(e)(g)
SLM Student Loan Trust, 2003-11 A6	0.836%	12/15/25	800,000	747,622	(a)(b)
Structured Asset Securities Corp., 2006-ARS1 A1	0.386%	2/25/36	1,795,771	161,732	(a)(b)
Total Asset-Backed Securities (Cost — $30,119,358)				18,669,253
Collateralized Mortgage Obligations — 9.5%
Banc of America Commercial Mortgage Inc., 2005-3 A4	4.668%	7/10/43	340,000	373,960
Banc of America Mortgage Securities, 2005-3 A4	2.865%	4/25/35	231,696	174,728	(b)
Bear Stearns ARM Trust, 2005-12 24A1	5.494%	2/25/36	1,413,469	924,940	(b)
Countrywide Alternative Loan Trust, 2005-59 1A1	0.611%	11/20/35	656,063	354,330	(b)
Countrywide Alternative Loan Trust, 2005-63 1A1	2.631%	12/25/35	586,306	334,763	(b)
Countrywide Alternative Loan Trust, 2005-72 A1	0.546%	1/25/36	1,112,261	693,996	(b)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.576%	1/25/36	495,097	260,145	(b)
Countrywide Home Loans, 2005-R3 AF	0.676%	9/25/35	84,048	69,263	(a)(b)
Credit Suisse Mortgage Capital Certificates, 2006-C1 A4	5.594%	2/15/39	110,000	123,971	(b)
Credit Suisse Mortgage Capital Certificates, 2007-C4 A3	5.987%	9/15/39	260,000	274,465	(b)
CWCapital Cobalt, 2007-C2 A3	5.484%	4/15/47	1,800,000	1,948,162	(b)
Deutsche Mortgage Securities Inc., 2005-WF1 1A3	5.246%	6/26/35	2,150,000	1,996,441	(a)(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.491%	3/19/45	391,464	254,336	(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.117%	3/19/46	648,357	290,751	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 1103 N, IO	11.565%	6/15/21	37,025	827
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.848%	7/25/21	2,167,542	244,582	(b)

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report	17

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K014 X1, IO	1.453%	4/25/21	6,304,902	$537,644	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.743%	10/25/21	3,176,447	345,302	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K702 X1, IO	1.731%	2/25/18	3,782,258	281,498	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K703 X1, IO	2.258%	5/25/18	3,485,812	361,133	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.409%	6/25/46	8,173,627	690,783	(b)
Federal National Mortgage Association (FNMA), 1989-17 E	10.400%	4/25/19	830	922
Federal National Mortgage Association (FNMA), 2010-118 YB, IO	6.224%	10/25/40	1,093,696	151,340	(b)
Federal National Mortgage Association (FNMA), 2010-142 SM, IO	6.254%	12/25/40	791,524	120,293	(b)
Federal National Mortgage Association (FNMA), 2011-63 SW, IO	6.404%	7/25/41	1,369,078	218,972	(b)
Federal National Mortgage Association (FNMA), 2011-96 SA, IO	6.274%	10/25/41	3,110,191	592,301	(b)
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	340,309	42,210
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	499,564	75,124
First Union National Bank Commercial Mortgage, 2000-C1, IO	1.218%	5/17/32	1,864,465	58,402	(b)
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	150,000	160,143
Government National Mortgage Association (GNMA), 2009-068 SL, IO	6.460%	4/16/39	358,053	51,930	(b)
Government National Mortgage Association (GNMA), 2010-003 MS, IO	6.269%	11/20/38	650,701	99,646	(b)
Government National Mortgage Association (GNMA), 2010-031 GS, IO	6.219%	3/20/39	418,419	62,864	(b)
Government National Mortgage Association (GNMA), 2010-042 BS, IO	6.199%	4/20/40	232,165	37,406	(b)
Government National Mortgage Association (GNMA), 2010-050 QS, IO	6.269%	12/20/38	4,188,594	651,694	(b)
Government National Mortgage Association (GNMA), 2010-060 S, IO	6.219%	5/20/40	1,029,330	167,153	(b)
Government National Mortgage Association (GNMA), 2010-085 HS, IO	6.369%	1/20/40	442,007	69,232	(b)
Government National Mortgage Association (GNMA), 2010-085 JS, IO	6.289%	4/20/40	233,703	38,068	(b)
Government National Mortgage Association (GNMA), 2010-115 SP, IO	5.119%	9/20/40	1,213,988	156,203	(b)
Government National Mortgage Association (GNMA), 2010-117 PS, IO	5.719%	10/20/39	2,155,974	344,928	(b)

See Notes to Financial Statements.

18	Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2012

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2011-004 PS, IO	5.899%	9/20/40	512,471	$78,529	(b)
Government National Mortgage Association (GNMA), 2011-011 SA, IO	5.719%	1/20/41	4,096,125	573,762	(b)
Government National Mortgage Association (GNMA), 2011-032 S, IO	5.710%	3/16/41	173,088	27,396	(b)
Government National Mortgage Association (GNMA), 2011-070 BS, IO	6.410%	12/16/36	913,233	143,030	(b)
Government National Mortgage Association (GNMA), 2011-H08 FD	0.770%	2/20/61	2,041,980	2,026,257	(b)
Greenpoint Mortgage Funding Trust, 2007-AR2 1A1	0.406%	4/25/47	2,004,048	1,674,047	(b)
GSR Mortgage Loan Trust, 2005-AR4 3A5	2.760%	7/25/35	3,700,000	2,468,705	(b)
GSR Mortgage Loan Trust, 2005-AR5 1A1	2.840%	10/25/35	348,474	237,349	(b)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.631%	1/19/35	439,216	246,011	(b)
Impac CMB Trust, 2005-5 A1	0.916%	8/25/35	384,790	235,313	(b)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.662%	3/25/35	347,477	230,244	(b)
Indymac Index Mortgage Loan Trust, 2006-AR04 A1A	0.486%	5/25/46	790,055	468,402	(b)
Indymac Index Mortgage Loan Trust, 2006-AR6 2A1A	0.476%	6/25/47	3,488,325	1,694,865	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2011-C4 XA, IO	1.801%	7/15/46	7,244,020	557,793	(a)(b)
JPMorgan Mortgage Trust, 2005-A6 7A1	2.719%	8/25/35	442,864	315,479	(b)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	1,324,382	1,286,987
LB-UBS Commercial Mortgage Trust, 2007-C7 A3	5.866%	9/15/45	40,000	45,136	(b)
Luminent Mortgage Trust, 2006-4 A1A	0.466%	5/25/46	2,971,871	1,346,001	(b)
MASTR Adjustable Rate Mortgages Trust, 2006-2 3A1	2.699%	1/25/36	217,742	162,492	(b)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1	0.486%	4/25/46	2,472,545	1,243,417	(b)
MASTR ARM Trust, 2007-R5 A1	2.576%	11/25/35	1,446,877	752,357	(a)(b)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	57,870	59,462	(a)
Merit Securities Corp., 11PA B2	1.771%	9/28/32	671,038	659,497	(a)(b)
Merrill Lynch Mortgage Investors Inc., 2005-A1 2A1	2.594%	12/25/34	44,819	43,572	(b)
Morgan Stanley Capital I, 2006-IQ11 A4	5.895%	10/15/42	790,000	891,857	(b)
Mortgage IT Trust, 2005-2 1A1	0.536%	5/25/35	193,112	150,780	(b)
Mortgage IT Trust, 2005-3 A1	0.576%	8/25/35	363,751	274,731	(b)
Novastar Mortgage-Backed Notes, 2006-MTA1 2A1A	0.466%	9/25/46	2,791,827	1,920,052	(b)
Residential Accredit Loans Inc., 2006-QA1 A21	3.876%	1/25/36	1,365,481	726,165	(b)
Residential Accredit Loans Inc., 2006-QO2 A1	0.496%	2/25/46	2,134,932	720,304	(b)
Structured ARM Loan Trust, 2004-09XS A	0.646%	7/25/34	304,546	245,566	(b)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	2.524%	8/25/35	192,751	145,541	(b)

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report	19

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Structured Asset Mortgage Investments Inc., 2006-AR5 2A1	0.486%	5/25/36	446,629	$208,519	(b)
Structured Asset Securities Corp., 2005-RF2 A	0.626%	4/25/35	1,192,070	914,250	(a)(b)
Structured Asset Securities Corp., 2005-RF3 1A	0.626%	6/25/35	1,174,114	880,733	(a)(b)
Voyager Dwnys Delaware Trust, 2009-1 UGL2, IO	1.117%	3/20/47	193,315	11,261	(a)(b)(d)(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR07 A4	2.544%	8/25/35	436,578	331,939	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR12 1A1	2.479%	10/25/35	87,926	79,975	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR14 1A4	2.470%	12/25/35	520,735	415,883	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.546%	12/25/45	2,997,748	2,331,484	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A2	0.566%	12/25/45	582,087	433,984	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.546%	12/25/45	238,232	181,877	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.566%	12/25/45	357,347	268,407	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR08 1A3	2.541%	8/25/46	4,942,597	3,389,517	(b)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 2A3	2.698%	4/25/36	103,349	80,745	(b)
Total Collateralized Mortgage Obligations (Cost — $54,703,529)				44,814,524
Mortgage-backed Securities — 17.0%
FHLMC — 0.2%
Federal Home Loan Mortgage Corp. (FHLMC)	2.747%	2/1/36	218,154	232,315	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	3/12/42	200,000	210,406	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	8/1/30	7,932	9,134
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	9/1/31-12/1/31	178,901	203,831
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35	237,096	257,875
Total FHLMC				913,561
FNMA — 10.9%
Federal National Mortgage Association (FNMA)	6.500%	4/1/15-10/1/39	7,386,622	8,297,393
Federal National Mortgage Association (FNMA)	5.500%	10/1/16-11/1/36	1,247,176	1,358,085
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-5/1/32	810,130	950,281

See Notes to Financial Statements.

20	Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2012

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	7.500%	9/1/29-3/1/32	1,461,374	$1,689,954
Federal National Mortgage Association (FNMA)	8.000%	2/1/31	1,425	1,667
Federal National Mortgage Association (FNMA)	4.500%	4/1/31-6/1/31	992,876	1,062,610
Federal National Mortgage Association (FNMA)	6.000%	4/1/32-11/1/37	3,747,903	4,178,150
Federal National Mortgage Association (FNMA)	5.000%	11/1/40-6/1/41	1,423,258	1,553,770
Federal National Mortgage Association (FNMA)	4.000%	10/1/41-11/1/41	2,762,680	2,925,204
Federal National Mortgage Association (FNMA)	4.000%	2/13/42	5,500,000	5,815,390	(j)
Federal National Mortgage Association (FNMA)	4.500%	2/13/42-3/12/42	9,800,000	10,472,235	(j)
Federal National Mortgage Association (FNMA)	5.000%	2/13/42-3/12/42	6,300,000	6,795,940	(j)
Federal National Mortgage Association (FNMA)	5.500%	2/13/42	5,600,000	6,092,626	(j)
Total FNMA				51,193,305
GNMA — 5.9%
Government National Mortgage Association (GNMA)	6.500%	5/15/28-8/15/34	3,050,186	3,565,813
Government National Mortgage Association (GNMA)	7.000%	3/15/29-3/15/32	1,032,357	1,230,719
Government National Mortgage Association (GNMA)	7.500%	1/15/30-9/15/31	401,894	440,656
Government National Mortgage Association (GNMA)	5.000%	1/15/40-11/20/40	7,149,372	7,935,279
Government National Mortgage Association (GNMA)	4.500%	2/21/42	12,500,000	13,621,094	(j)
Government National Mortgage Association (GNMA)	5.500%	2/21/42	1,000,000	1,114,570	(j)
Total GNMA				27,908,131
Total Mortgage-backed Securities (Cost — $77,803,263)				80,014,997
Municipal Bonds — 1.2%
California — 0.2%
Los Angeles, CA, Department of Water & Power Revenue, Build America Bonds	6.574%	7/1/45	330,000	450,770
Santa Clara Valley Transportation Authority, Sales Tax Revenue, Build America Bonds	5.876%	4/1/32	460,000	549,741
Total California				1,000,511
Georgia — 0.1%
Metropolitan Atlanta, GA, Rapid Transit Authority, Sales Tax Revenue	5.000%	7/1/39	60,000	66,076
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	300,000	351,645
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	180,000	206,323
Total Georgia				624,044

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report	21

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Illinois — 0.3%
Chicago, IL, O’Hare International Airport Revenue	5.625%	1/1/35	60,000		$68,015
Chicago, IL, O’Hare International Airport Revenue	5.500%	1/1/31	130,000		148,682
Illinois State, GO	5.665%	3/1/18	460,000		499,910
Illinois State, GO	5.877%	3/1/19	480,000		528,211
Total Illinois					1,244,818
Nevada — 0.0%
Clark County, NV, Passenger Facility Charge Revenue, Las Vegas Macarran International Airport	5.250%	7/1/39	80,000		85,546
Pennsylvania — 0.6%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	2.003%	5/1/46	2,950,000		2,728,750	(b)(d)
Total Municipal Bonds (Cost — $5,187,233)					5,683,669
Sovereign Bonds — 7.1%
Brazil — 2.4%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,413,000	BRL	807,946
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	19,042,000	BRL	10,522,329
Total Brazil					11,330,275
India — 0.1%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	382,000		349,530	(a)(b)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	310,000		283,650	(a)(b)
Total India					633,180
Indonesia — 0.8%
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	23,046,000,000	IDR	3,746,882
Italy — 0.7%
Region of Lombardy, Senior Notes	5.804%	10/25/32	4,750,000		3,461,981
Malaysia — 0.4%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	4,140,000	MYR	1,395,353
Government of Malaysia, Senior Bonds	4.262%	9/15/16	790,000	MYR	271,229
Total Malaysia					1,666,582
Mexico — 2.2%
Mexican Bonos, Bonds	8.000%	6/11/20	74,495,000	MXN	6,594,814
United Mexican States, Bonds	10.000%	12/5/24	2,430,000	MXN	249,738
United Mexican States, Medium-Term Notes	5.625%	1/15/17	380,000		439,470
United Mexican States, Medium-Term Notes	6.750%	9/27/34	2,160,000		2,808,000
United Mexican States, Medium-Term Notes	6.050%	1/11/40	168,000		203,952
Total Mexico					10,295,974

See Notes to Financial Statements.

22	Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2012

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Russia — 0.3%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	223,000	$233,648	(a)
Russian Foreign Bond-Eurobond	11.000%	7/24/18	365,000	511,000	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	648,795	770,444	(a)
Total Russia				1,515,092
Supranational — 0.2%
Corporacion Andina de Fomento, Notes	6.875%	3/15/12	875,000	880,828
Total Sovereign Bonds (Cost — $32,942,946)				33,530,794
U.S. Government & Agency Obligations — 9.7%
U.S. Government Agencies — 4.0%
Federal Home Loan Bank (FHLB), Bonds	0.180%	12/27/12	4,000,000	4,000,904
Federal Home Loan Bank (FHLB), Bonds	3.625%	10/18/13	500,000	527,949
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	420,000	550,700
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.400%	7/26/13	750,000	749,821
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	270,000	403,016
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	1,410,000	1,091,403
Federal National Mortgage Association (FNMA), Notes	3.875%	7/12/13	420,000	442,205
Federal National Mortgage Association (FNMA), Notes	0.500%	9/8/14	780,000	780,157
Federal National Mortgage Association (FNMA), Notes	0.500%	12/28/15	1,300,000	1,299,746
Federal National Mortgage Association (FNMA), Senior Notes	4.375%	10/15/15	730,000	826,770
Federal National Mortgage Association (FNMA), Senior Notes	5.625%	7/15/37	255,000	350,080
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	1,460,000	1,494,186
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	1,270,000	1,335,780
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	770,000	688,395
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	220,000	201,434
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	810,000	735,499
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	1,310,000	1,180,830
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	340,000	300,441
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	110,000	96,376
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	660,000	601,212
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	780,000	703,090
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	40,000	34,666
Tennessee Valley Authority, Bonds	5.980%	4/1/36	30,000	40,950
Tennessee Valley Authority, Notes	5.250%	9/15/39	500,000	634,862
Total U.S. Government Agencies				19,070,472

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report	23

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Obligations — 5.7%
U.S. Treasury Bonds	4.750%	2/15/41	3,690,000	$5,049,536
U.S. Treasury Bonds	4.375%	5/15/41	190,000	245,575
U.S. Treasury Bonds	3.750%	8/15/41	550,000	641,266
U.S. Treasury Notes	0.500%	5/31/13	40,000	40,175
U.S. Treasury Notes	1.000%	5/15/14	60,000	61,041
U.S. Treasury Notes	0.250%	1/15/15	500,000	499,375
U.S. Treasury Notes	1.375%	12/31/18	3,930,000	3,970,837
U.S. Treasury Notes	3.125%	5/15/21	210,000	236,020
U.S. Treasury Notes	2.000%	11/15/21	15,570,000	15,844,904
Total U.S. Government Obligations				26,588,729
Total U.S. Government & Agency Obligations (Cost — $43,229,435)				45,659,201
U.S. Treasury Inflation Protected Securities — 0.6%
U.S. Treasury Notes, Inflation Indexed (Cost — $2,933,781)	2.000%	4/15/12	2,921,038	2,940,665

			Shares
Common Stocks — 0.4%
Consumer Discretionary — 0.3%
Media — 0.3%
Charter Communications Inc., Class A Shares			22,538	1,299,090	*
Industrials — 0.0%
Building Products — 0.0%
Nortek Inc.			4,239	116,573	*
Materials — 0.1%
Chemicals — 0.1%
Georgia Gulf Corp.			15,587	546,324	*
Total Common Stocks (Cost — $1,443,786)				1,961,987
Convertible Preferred Stocks — 0.1%
Utilities — 0.1%
Electric Utilities — 0.1%
AES Trust III (Cost — $259,220)	6.750%		5,200	257,816
Preferred Stocks — 1.2%
Financials — 1.2%
Consumer Finance — 0.6%
GMAC Capital Trust I	8.125%		115,000	2,551,850	(b)
Diversified Financial Services — 0.6%
Citigroup Capital XII	8.500%		9,075	233,863	(b)
Citigroup Capital XIII	7.875%		100,000	2,694,000	(b)
Total Diversified Financial Services				2,927,863
Total Preferred Stocks (Cost — $6,057,343)				5,479,713

See Notes to Financial Statements.

24	Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2012

Legg Mason Western Asset Strategic Income Fund

Security		Expiration Date	Contracts/ Notional Par		Value
Purchased Options — 0.1%
Credit Default Swaption with Banc of America Securities LLC to buy protection on Markit ITRX.EUR.SNR.FIN Index, Put @ 250 EUR		3/21/12	21,000,000	EUR	$226,382
Credit Default Swaption with Banc of America Securities LLC to buy protection on Markit ITRX.EUR.SNR.FIN Index, Put @ 280 EUR		2/15/12	21,000,000	EUR	26,849
Eurodollar Futures, Put @ $99.50		6/18/12	360		58,500
Total Purchased Options (Cost — $949,915)					311,731

			Warrants
Warrants — 0.0%
Buffets Restaurant Holdings		4/28/14	633		7	*(d)(g)
Charter Communications Inc.		11/30/14	897		13,455	*
CMP Susquehanna Radio Holdings Co.		3/23/19	9,274		50,543	*(a)(d)(g)
Nortek Inc.		12/7/14	1,036		2,797	*(d)(g)
SemGroup Corp.		11/30/14	4,698		28,188	*(d)(g)
Total Warrants (Cost — $15,258)					94,990
Total Investments before Short-Term Investments (Cost — $472,878,214)					458,491,231

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 7.9%
U.S. Government Agencies — 7.9%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.050%	2/14/12	8,000,000		7,999,856	(k)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.080%	7/11/12	16,400,000		16,397,802	(k)
Federal National Mortgage Association (FNMA), Discount Notes	0.070%	4/18/12	5,000,000		4,999,785	(k)
Federal National Mortgage Association (FNMA), Discount Notes	0.110%	7/2/12	7,510,000		7,509,046	(k)
Total Short-Term Investments (Cost — $36,899,768)					36,906,489
Total Investments — 105.5% (Cost — $509,777,982#)					495,397,720
Liabilities in Excess of Other Assets — (5.5)%					(25,920,423)
Total Net Assets — 100.0%					$469,477,297

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report	25

Legg Mason Western Asset Strategic Income Fund

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	The coupon payment on these securities is currently in default as of January 31, 2012.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Illiquid security.

(h)	The maturity principal is currently in default as of January 31, 2012.

(i)	Value is less than $1.

(j)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
AUD	— Australian Dollar
BRL	— Brazilian Real
CMB	— Cash Management Bill
EUR	— Euro
GO	— General Obligation
IDR	— Indonesian Rupiah
IO	— Interest Only
MXN	— Mexican Peso
MYR	— Malaysian Ringgit

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts/ Notional Par	Value
Credit Default Swaption with Banc of America Securities LLC to sell protection on Markit ITRX.EUR.SNR.FIN Index, Call	3/21/12	200 EUR	21,000,000 EUR	$161,071
Credit Default Swaption with Banc of America Securities LLC to sell protection on Markit ITRX.EUR.SNR.FIN Index, Call	2/16/12	210 EUR	21,000,000 EUR	102,947
Credit Default Swaption with Banc of America Securities LLC to sell protection on Markit ITRX.EUR.SNR.FIN Index, Put	3/21/12	300 EUR	21,000,000 EUR	122,465
Credit Default Swaption with Banc of America Securities LLC to sell protection on Markit ITRX.EUR.SNR.FIN Index, Put	2/15/12	330 EUR	21,000,000 EUR	3,664
Eurodollar Futures, Put	6/18/12	$99.25	360	27,000
Total Written Options (Premiums received — $933,633)				$417,147

See Notes to Financial Statements.

26	Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report

Statement of assets and liabilities (unaudited)

January 31, 2012

Assets:
Investments, at value (Cost — $509,777,982)	$495,397,720
Foreign currency, at value (Cost — $2,545,999)	2,524,785
Cash	9,780,488
Receivable for securities sold	12,858,760
Interest receivable	4,853,358
Unrealized appreciation on forward foreign currency contracts	1,183,990
Receivable for Fund shares sold	1,162,553
Deposits with brokers for open futures contracts	1,140,796
Swaps, at value (net premiums paid — $207,017)	335,067
Deposits with brokers for swap contracts	300,000
Receivable from broker — variation margin on open futures contracts	81,745
Receivable for open swap contracts	1,004
Principal paydown receivable	534
Prepaid expenses	34,296
Total Assets	529,655,096

Liabilities:
Payable for securities purchased	56,504,561
Payable for Fund shares repurchased	1,655,320
Swaps, at value (net premiums received — $198,282)	464,402
Written options, at value (premiums received — $933,633)	417,147
Investment management fee payable	256,769
Service and/or distribution fees payable	128,849
Accrued foreign capital gains tax	120,561
Unrealized depreciation on forward foreign currency contracts	69,897
Distributions payable	60,043
Trustees’ fees payable	14,279
Payable for open swap contracts	2,623
Accrued expenses	483,348
Total Liabilities	60,177,799
Total Net Assets	$469,477,297

Net Assets:
Par value (Note 7)	$698
Paid-in capital in excess of par value	532,320,516
Undistributed net investment income	6,117,055
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(56,635,304)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(12,325,668)
Total Net Assets	$469,477,297

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report	27

Shares Outstanding:
Class A	56,730,938
Class B	2,865,817
Class C	9,236,440
Class I	990,758

Net Asset Value:
Class A (and redemption price)	$6.73
Class B*	$6.65
Class C*	$6.74
Class I (and redemption price)	$6.76
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$7.03

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

28	Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended January 31, 2012

Investment Income:
Interest	$11,541,223
Dividends	299,661
Less: Foreign taxes withheld	(28,847)
Total Investment Income	11,812,037

Expenses:
Investment management fee (Note 2)	1,494,618
Service and/or distribution fees (Notes 2 and 5)	759,684
Transfer agent fees (Note 5)	360,337
Registration fees	34,569
Audit and tax	31,520
Legal fees	30,797
Custody fees	24,860
Fund accounting fees	23,304
Shareholder reports	20,368
Insurance	4,664
Trustees’ fees	3,795
Miscellaneous expenses	2,942
Total Expenses	2,791,458
Net Investment Income	9,020,579

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	3,726,882
Futures contracts	5,568,887
Written options	1,641,772
Swap contracts	(2,467,898)
Foreign currency transactions	(106,425)
Net Realized Gain	8,363,218
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(6,864,256)
Futures contracts	(1,316,220)
Written options	(45,530)
Swap contracts	1,337,454
Foreign currencies	1,002,342
Change in Net Unrealized Appreciation (Depreciation)	(5,886,210)
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	2,477,008
Increase in Net Assets from Operations	$11,497,587

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report	29

Statements of changes in net assets

For the Six Months Ended January 31, 2012 (unaudited) and the Year Ended July 31, 2011	2012	2011

Operations:
Net investment income	$9,020,579	$18,377,541
Net realized gain	8,363,218	173,028
Change in net unrealized appreciation (depreciation)	(5,886,210)	24,927,409
Increase in Net Assets From Operations	11,497,587	43,477,978

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(10,392,314)	(21,586,562)
Decrease in Net Assets From Distributions to Shareholders	(10,392,314)	(21,586,562)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	53,257,958	52,274,671
Reinvestment of distributions	9,952,951	20,574,405
Cost of shares repurchased	(56,829,929)	(134,968,047)
Increase (Decrease) in Net Assets From Fund Share Transactions	6,380,980	(62,118,971)
Increase (Decrease) in Net Assets	7,486,253	(40,227,555)

Net Assets:
Beginning of period	461,991,044	502,218,599
End of period*	$469,477,297	$461,991,044
* Includes undistributed net investment income of:	$6,117,055	$7,488,790

See Notes to Financial Statements.

30	Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class A Shares[1]	2012[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$6.70	$6.40	$5.68	$5.82	$6.52	$6.64

Income (loss) from operations:
Net investment income	0.13	0.26	0.28	0.37	0.40	0.40
Net realized and unrealized gain (loss)	0.04	0.34	0.73	(0.12)	(0.68)	(0.10)
Proceeds from settlement of a regulatory matter	—	—	0.01	—	—	—
Total income (loss) from operations	0.17	0.60	1.02	0.25	(0.28)	0.30

Less distributions from:
Net investment income	(0.14)	(0.30)	(0.30)	(0.39)	(0.42)	(0.42)
Total distributions	(0.14)	(0.30)	(0.30)	(0.39)	(0.42)	(0.42)

Net asset value, end of period	$6.73	$6.70	$6.40	$5.68	$5.82	$6.52
Total return[3]	2.63%	9.62%	18.37%[4]	5.28%	(4.66)%	4.41%

Net assets, end of period (000s)	$381,520	$369,884	$394,057	$363,290	$438,360	$562,788

Ratios to average net assets:
Gross expenses	1.12%[5]	1.11%	1.08%	1.12%	1.07%	1.03%[6]
Net expenses[7]	1.12 [5]	1.11	1.08	1.09 [8,9]	1.00 [8,9]	1.02 [6,8,9]
Net investment income	4.02 [5]	3.97	4.63	7.12	6.32	5.93

Portfolio turnover rate[10]	34%	144%	83%	32%	46%	198%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2012 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 18.19%. Class A received $666,652 related to this distribution.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.02% and 1.01% , respectively.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of a contractual expense limitation, effective March 5, 2007 through December 1, 2008, the ratio of expenses, other than brokerage, taxes, extraordinary expenses, to average net assets of Class A shares did not exceed 1.00%.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 143% for the six months ended January 31, 2012 and 482%, 200%, 181%, 307% and 344% for the years ended July 31, 2011, 2010, 2009, 2008 and 2007, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report	31

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class B Shares[1]	2012[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$6.86	$6.56	$5.71	$5.85	$6.56	$6.68

Income (loss) from operations:
Net investment income	0.11	0.22	0.25	0.34	0.36	0.37
Net realized and unrealized gain (loss)	0.03	0.35	0.74	(0.12)	(0.69)	(0.11)
Proceeds from settlement of a regulatory matter	—	—	0.13	—	—	—
Total income (loss) from operations	0.14	0.57	1.12	0.22	(0.33)	0.26

Less distributions from:
Net investment income	(0.35)	(0.27)	(0.27)	(0.36)	(0.38)	(0.38)
Total distributions	(0.35)	(0.27)	(0.27)	(0.36)	(0.38)	(0.38)

Net asset value, end of period	$6.65	$6.86	$6.56	$5.71	$5.85	$6.56
Total return[3]	2.23%	8.81%	19.95%[4]	4.60%	(5.39)%	3.85%

Net assets, end of period (000s)	$19,049	$23,200	$34,422	$47,642	$74,664	$116,963

Ratios to average net assets:
Gross expenses	1.94%[5]	1.81%	1.69%	1.76%	1.67%	1.57%[6]
Net expenses[7]	1.94 [5]	1.81	1.69	1.76	1.67	1.57 [6,8]
Net investment income	3.20 [5]	3.27	4.08	6.49	5.63	5.38

Portfolio turnover rate[9]	34%	144%	83%	32%	46%	198%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2012 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 17.58%. Class B received $764,991 related to this distribution.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 1.55%.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 143% for the six months ended January 31, 2012 and 482%, 200%, 181%, 307% and 344% for the years ended July 31, 2011, 2010, 2009, 2008 and 2007, respectively.

See Notes to Financial Statements.

32	Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C Shares[1]	2012[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$6.72	$6.42	$5.69	$5.83	$6.53	$6.65

Income (loss) from operations:
Net investment income	0.12	0.23	0.26	0.34	0.37	0.37
Net realized and unrealized gain (loss)	0.03	0.35	0.73	(0.11)	(0.69)	(0.10)
Proceeds from settlement of a regulatory matter	—	—	0.02	—	—	—
Total income (loss) from operations	0.15	0.58	1.01	0.23	(0.32)	0.27

Less distributions from:
Net investment income	(0.13)	(0.28)	(0.28)	(0.37)	(0.38)	(0.39)
Total distributions	(0.13)	(0.28)	(0.28)	(0.37)	(0.38)	(0.39)

Net asset value, end of period	$6.74	$6.72	$6.42	$5.69	$5.83	$6.53
Total return[3]	2.32%	9.17%	18.02%[4]	4.78%	(5.14)%	3.93%

Net assets, end of period (000s)	$62,213	$64,105	$69,630	$72,302	$88,052	$122,439

Ratios to average net assets:
Gross expenses	1.59%[5]	1.58%	1.52%	1.58%	1.52%	1.48%[6]
Net expenses[7]	1.59 [5]	1.58	1.52	1.58	1.52	1.48	[6],8
Net investment income	3.55 [5]	3.51	4.21	6.65	5.79	5.48

Portfolio turnover rate[9]	34%	144%	83%	32%	46%	198%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2012 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 17.65%. Class C received $211,891 related to this distribution.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 1.47%.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 143% for the six months ended January 31, 2012 and 482%, 200%, 181%, 307% and 344% for the years ended July 31, 2011, 2010, 2009, 2008 and 2007, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report	33

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class I Shares[1]	2012[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$6.73	$6.42	$5.70	$5.83	$6.53	$6.65

Income (loss) from operations:
Net investment income	0.14	0.28	0.28	0.41	0.42	0.42
Net realized and unrealized gain (loss)	0.04	0.34	0.75	(0.13)	(0.68)	(0.10)
Total income (loss) from operations	0.18	0.62	1.03	0.28	(0.26)	0.32

Less distributions from:
Net investment income	(0.15)	(0.31)	(0.31)	(0.41)	(0.44)	(0.44)
Total distributions	(0.15)	(0.31)	(0.31)	(0.41)	(0.44)	(0.44)

Net asset value, end of period	$6.76	$6.73	$6.42	$5.70	$5.83	$6.53
Total return[3]	2.73%	9.86%	18.43%	5.81%	(4.34)%	4.75%

Net assets, end of period (000s)	$6,695	$4,802	$4,110	$841	$15,916	$21,979

Ratios to average net assets:
Gross expenses	0.92%[4]	0.90%	1.03%	0.72%	0.69%	0.71%[5]
Net expenses[6]	0.92 [4,8]	0.90 [7,8]	0.95 [7,8]	0.70 [7,9]	0.68 [7,9]	0.69 [5,7,9]
Net investment income	4.24 [4]	4.20	4.55	7.77	6.61	6.24

Portfolio turnover rate[10]	34%	144%	83%	32%	46%	198%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2012 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.69% and 0.68%, respectively.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[9]

As a result of a contractual expense limitation, effective March 5, 2007 through December 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.68%.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 143% for the six months ended January 31, 2012 and 482%, 200%, 181%, 307% and 344% for the years ended July 31, 2011, 2010, 2009, 2008 and 2007, respectively.

See Notes to Financial Statements.

34	Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Strategic Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report	35

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$218,622,922	$448,969	$219,071,891
Asset-backed securities	—	14,861,253	3,808,000	18,669,253
Collateralized mortgage obligations	—	44,803,263	11,261	44,814,524
Mortgage-backed securities	—	80,014,997	—	80,014,997
Municipal bonds	—	2,954,919	2,728,750	5,683,669
Sovereign bonds	—	33,530,794	—	33,530,794
U.S. government & agency obligations	—	45,659,201	—	45,659,201
U.S. treasury inflation protected securities	—	2,940,665	—	2,940,665
Common stocks	$1,961,987	—	—	1,961,987
Convertible preferred stocks	257,816	—	—	257,816
Preferred stocks	5,479,713	—	—	5,479,713
Purchased options	58,500	253,231	—	311,731
Warrants	—	92,186	2,804	94,990
Total long-term investments	$7,758,016	$443,733,431	$6,999,784	$458,491,231
Short-term investments†	—	36,906,489	—	36,906,489
Total investments	$7,758,016	$480,639,920	$6,999,784	$495,397,720
Other financial instruments:
Futures contracts	$995,662	—	—	$995,662
Forward foreign currency contracts	—	$1,183,990	—	1,183,990
Credit default swaps on credit indices — buy protection‡	—	211,226	—	211,226
Total return swaps	—	123,841	—	123,841
Total other financial instruments	$995,662	$1,519,057	—	$2,514,719
Total	$8,753,678	$482,158,977	$6,999,784	$497,912,439

36	Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$417,147	—	$417,147
Futures contracts	$304,429	—	—	304,429
Forward foreign currency contracts	—	69,897	—	69,897
Interest rate swaps	—	248,506	—	248,506
Credit default swaps on credit indices — sell protection‡	—	206,712	—	206,712
Total return swaps‡	—	9,184	—	9,184
Total	$304,429	$951,446	—	$1,255,875

†See	Schedule of Investments for additional detailed categorizations.

‡Values	include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Asset- Backed Securities	Collateralized Mortgage Obligations	Municipal Bonds	Common Stocks	Preferred Stocks	Warrants	Total
Balance as of July 31, 2011	$155,708	$4,282,250	$841,092	$2,843,750	$ 33,540	$1	$32,254	$8,188,595
Accrued premiums/discounts	542	11,381	422	4,320	—	—	—	16,665
Realized gain (loss)[1]	—	—	(100,175)	19,628	43,660	77,711	—	40,824
Change in unrealized appreciation (depreciation)[2]	(68,875)	(485,631)	90,582	36,052	(33,540)	3,448	49,281	(408,683)
Purchases	361,594	—	51,763	—	—	—	—	413,357
Sales	—	—	(53,281)	(175,000)	(43,660)	(81,160)	—	(353,101)
Transfers into Level 3	—	—	—	—	—	—	—	—
Transfers out of Level 3[3]	—	—	(819,142)	—	—	—	(78,731)	(897,873)
Balance as of January 31, 2012	$448,969	$3,808,000	$11,261	$2,728,750	—	—	$2,804	$6,999,784
Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2012[2]	$(68,875)	$(485,631)	$115,587	$36,052	—	—	$(5,491)	$(408,358)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report	37

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by

38	Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is

Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report	39

recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

40	Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(j) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(k) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of January 31, 2012, the total notional value of all credit default swaps to sell protection is $2,878,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the six months ended January 31, 2012, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a

Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report	41

specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement

42	Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(l) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report	43

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(m) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(n) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

44	Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of January 31, 2012, the Fund held written options, forward foreign currency contracts, credit default swaps, interest rate swaps and total return swaps. with credit related contingent features which had a liability position of $951,446. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of

Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report	45

January 31, 2012, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $300,000, which could be used to reduce the required payment.

(q) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(r) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(s) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(t) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(u) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of January 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of January 31, 2012, there were $120,561 of accrued foreign capital gain tax liabilities on unrealized gains.

46	Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(v) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisors the day-to-day portfolio management of the Fund. Western Asset Limited, Western Singapore and Western Japan provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency investments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited, Western Singapore and Western Japan a subadvisory fee of 0.30% on the assets managed by Western Asset Limited, Western Singapore and Western Japan.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report	47

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2012, LMIS and its affiliates received sales charges of approximately $19,000 on sales of the Fund’s Class A shares. In addition, for the six months ended January 31, 2012, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$1,000	$15,000	$2,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of January 31, 2012, the Fund had accrued $6,881 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended January 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$33,059,389	$603,259,822
Sales	45,179,698	594,963,425

48	Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At January 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$21,862,940
Gross unrealized depreciation	(36,243,202)
Net unrealized depreciation	$(14,380,262)

At January 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	216	3/12	$26,526,702	$26,794,125	$267,423
U.S. Treasury 10-Year Notes	227	3/12	29,498,847	30,020,750	521,903
U.S. Treasury Ultra Long-Term Bonds	257	3/12	40,905,632	41,111,968	206,336
					995,662
Contracts to Sell:
U.S. Treasury 2-Year Notes	89	3/12	$19,619,336	$19,646,750	$(27,414)
U.S. Treasury 30-Year Bonds	382	3/12	55,280,110	55,557,125	(277,015)
					(304,429)
Net unrealized gain on open futures contracts					$691,233

At January 31, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Singapore Dollar	Citibank N.A.	5,502,000	$4,374,097	2/16/12	$27,610
Contracts to Sell:
Australian Dollar	Citibank N.A.	2,084,503	$2,209,535	2/16/12	$(69,897)
Euro	Citibank N.A.	7,279,909	9,522,728	2/16/12	543,748
Euro	Citibank N.A.	5,197,000	6,798,109	2/16/12	345,271
Euro	Citibank N.A.	3,428,000	4,484,110	2/16/12	231,276
Euro	UBS AG	494,001	646,194	2/16/12	36,085
					1,086,483
Net unrealized gain on open forward foreign currency contracts					$1,114,093

At January 31, 2012, the Fund held TBA securities with a total cost of $44,076,941.

During the six months ended January 31, 2012, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Par	Premiums
Written options, outstanding as of July 31, 2011	245,600,000	$1,288,500
Options written	420,000,858	2,722,610
Options closed	(59,600,342)	(1,244,051)
Options expired	(522,000,156)	(1,833,426)
Written options, outstanding as of January 31, 2012	84,000,360	$933,633

Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report	49

At January 31, 2012, the Fund held the following swap contracts:

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made by the Fund‡	Payments Received by the Fund‡	Upfront Premiums Paid (Received)	Unrealized Depreciation
Barclays Capital Inc.	$9,330,000	1/27/22	2.097% semi-annually	3-Month LIBOR	—	$(164,562)
Morgan Stanley & Co. Inc.	6,010,000	1/30/22	2.059% semi-annually	3-Month LIBOR	—	(83,944)
Total	$15,340,000				—	$(248,506)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund‡	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America Securities LLC (CMBX 2 2006-2 AAA Index)	$770,000	3/15/49	0.070% quarterly	$(47,564)	$(45,214)	$(2,350)
Credit Suisse First Boston Inc. (CMBX 2 2006-2 AAA Index)	420,000	3/15/49	0.070% monthly	(25,944)	(24,671)	(1,273)
Credit Suisse First Boston Inc. (CMBX NA AM 1 Index)	366,000	10/12/52	0.500% monthly	(35,641)	(35,685)	44
JP Morgan Chase & Co. (CMBX NA AM 1 Index)	453,000	10/12/52	0.500% monthly	(43,884)	(43,884)	—
Morgan Stanley & Co. Inc. (CMBX 2 2006-2 AAA Index)	240,000	3/15/49	0.070% monthly	(14,825)	(13,199)	(1,626)
UBS Warburg LLC (CMBX 2 2006-2 AAA Index)	629,000	3/15/49	0.070% monthly	(38,854)	(36,167)	(2,687)
Total	$2,878,000			$(206,712)	$(198,820)	$(7,892)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund‡	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	$1,189,000	10/12/52	0.100% monthly	$50,906	$53,179	$(2,273)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	588,000	10/12/52	0.100% monthly	25,175	22,782	2,393
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA Index)	1,078,000	10/12/52	0.100% quarterly	46,154	41,753	4,401
UBS Warburg LLC (CMBX 4 2007-2 AM Index)	201,000	2/17/51	0.500% monthly	39,134	39,446	(312)
UBS Warburg LLC (CMBX 4 2007-2 AM Index)	259,000	2/17/51	0.500% monthly	49,857	49,857	—
Total	$3,315,000			$211,226	$207,017	$4,209

50	Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund	Periodic Payments Received By The Fund		Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Inc.	$10,000,000	5/17/16	CPURNSA†	2.43% annually‡		—	$123,841
Goldman Sachs Group Inc.	393,027	1/12/39	1-Month LIBOR‡	IOS.FN30.600.08	†	—	(3,800)
Goldman Sachs Group Inc.	327,522	1/12/39	1-Month LIBOR‡	IOS.FN30.600.08	†	$572	(3,739)
Goldman Sachs Group Inc.	229,266	1/12/39	1-Month LIBOR‡	IOS.FN30.600.08	†	(34)	(2,183)
Total	$10,949,815					$538	$114,119

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (I) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (I) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

†	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at January 31, 2012.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$58,500	—	$253,231	$311,731
Futures contracts[3]	995,662	—	—	995,662
Swap contracts[4]	—	—	335,067	335,067
Forward foreign currency contracts	—	$1,183,990	—	1,183,990
Total	$1,054,162	$1,183,990	$588,298	$2,826,450

Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report	51

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$27,000	—	$390,147	$417,147
Futures contracts[3]	304,429	—	—	304,429
Swap contracts[4]	257,690	—	206,712	464,402
Forward foreign currency contracts	—	$69,897	—	69,897
Total	$589,119	$69,897	$596,859	$1,255,875

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only Variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended January 31, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options	$(110,129)	—	$(830,790)	$(940,919)
Written options	81,057	$(255)	1,560,970	1,641,772
Futures contracts	5,568,887	—	—	5,568,887
Swap contracts	(2,463,989)	—	(3,909)	(2,467,898)
Forward foreign currency contracts	—	59,561	—	59,561
Total	$3,075,826	$59,306	$726,271	$3,861,403

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options	$(46,170)	—	$(221,223)	$(267,393)
Written options	16,830	—	(62,360)	(45,530)
Futures contracts	(1,316,220)	—	—	(1,316,220)
Swap contracts	1,471,594	—	(134,140)	1,337,454
Forward foreign currency contracts	—	$1,042,179	—	1,042,179
Total	$126,034	$1,042,179	$(417,723)	$750,490

52	Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

During the six months ended January 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$738,303
Written options	732,681
Forward foreign currency contracts (to buy)	5,933,327
Forward foreign currency contracts (to sell)	20,905,744
Futures contracts (to buy)	104,057,239
Futures contracts (to sell)	72,669,810

Average Notional Balance
Interest rate swap contracts	$49,017,143
Credit default swap contracts (to buy protection)	11,479,857
Credit default swap contracts (to sell protection)	6,645,571
Total return swap contracts	13,238,129

5. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended January 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$465,044	$257,134
Class B	78,116	48,420
Class C	216,524	49,906
Class I	—	4,877
Total	$759,684	$360,337

Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report	53

6. Distributions to shareholders by class

	Six Months Ended January 31, 2012	Year Ended July 31, 2011
Net Investment Income:
Class A	$7,988,246	$17,422,007
Class B	1,054,503	1,149,832
Class C	1,233,557	2,814,528
Class I	116,008	200,195
Total	$10,392,314	$21,586,562

7. Shares of beneficial interest

At January 31, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended January 31, 2012		Year Ended July 31, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	6,852,200	$45,194,463	6,243,137	$40,908,485
Shares issued on reinvestment	1,162,305	7,674,545	2,540,807	16,648,795
Shares repurchased	(6,496,273)	(42,828,979)	(15,180,239)	(99,043,954)
Net increase (decrease)	1,518,232	$10,040,029	(6,396,295)	$(41,486,674)

Class B
Shares sold	58,429	$392,100	401,563	$2,682,983
Shares issued on reinvestment	154,048	1,014,906	162,682	1,091,882
Shares repurchased	(727,189)	(4,876,692)	(2,433,747)	(16,315,151)
Net decrease	(514,712)	$(3,469,686)	(1,869,502)	$(12,540,286)

Class C
Shares sold	594,421	$3,934,411	885,080	$5,779,373
Shares issued on reinvestment	174,603	1,154,355	403,667	2,652,503
Shares repurchased	(1,079,061)	(7,124,478)	(2,596,019)	(17,017,834)
Net decrease	(310,037)	$(2,035,712)	(1,307,272)	$(8,585,958)

Class I
Shares sold	563,555	$3,736,984	440,182	$2,903,830
Shares issued on reinvestment	16,439	109,145	27,504	181,225
Shares repurchased	(302,565)	(1,999,780)	(394,619)	(2,591,108)
Net increase	277,429	$1,846,349	73,067	$493,947

54	Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

8. Capital loss carryforward

As of July 31, 2011, the Fund had a net capital loss carryforward of approximately $53,544,439, of which $40,250,053 expires in 2018 and $13,294,386 expires in 2019. These amounts will be available to offset any future taxable capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replied as a derivative claim.

Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report	55

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Plaintiffs agreed to dismiss the case, and a Stipulation of Dismissal with Prejudice was filed with the Court on October 20, 2011, terminating the litigation.

*  *  *

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berg, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both a derivative claim on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason (the “Derivative Claim”). In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to

56	Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures (the “Putative Class Claims”). The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board.

The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court.

On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand.

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of the Putative Class Claims. With regard to the Derivative Claim, to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted. On August 4, 2011, the Court held a status conference and granted plaintiff leave to file a motion for particularized discovery, while indicating that any attempt to amend the existing

Legg Mason Western Asset Strategic Income Fund 2012 Semi-Annual Report	57

Compliant would be denied. On September 16, 2011, plaintiff filed motions for discovery and to amend the Complaint. Defendants filed oppositions to those two motions on October 27, 2011.

10. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

58	Legg Mason Western Asset Strategic Income Fund

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 7-8, 2011, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Strategic Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited, Western Asset Management Company Pte. Ltd. and Western Asset Management Company Ltd (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as

Legg Mason Western Asset Strategic Income Fund	59

the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and each Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against

60	Legg Mason Western Asset Strategic Income Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as multi-sector income funds by Lipper, showed, among other data, that the Fund’s performance for the 1- and 3-year periods ended June 30, 2011 was above the median and that its performance for the 5- and 10-year periods ended June 30, 2011 was below the median. The Board noted the explanations from the Manager and the Subadvisers concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal. The Board noted that it will continue to evaluate the Fund’s performance and any actions taken by the Manager and the Subadvisers to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

Legg Mason Western Asset Strategic Income Fund	61

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as multi-sector income funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was at the median and Actual Management Fee was above the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current expense limitation applicable to one of the Fund’s share classes is expected to continue through December 2013.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed in the past by an outside consultant and remained substantially unchanged. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

62	Legg Mason Western Asset Strategic Income Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Western Asset

Strategic Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken

Chairman

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Strategic Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Strategic Income Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Strategic Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2174 3/12 SR12-1611

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	March 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	March 27, 2012

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Partners Income Trust

Date:	March 27, 2012